SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 17, 2002
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

     The news releases dated July 17, 2002 of Ford Motor Credit Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The news releases dated July 17, 2002 of Ford Motor Company ("Ford") is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------


Exhibit 99.1               News Release dated
                           July 17, 2002 of
                           Ford Motor Credit Company
                           with attachment.             Filed with this Report

Exhibit 99.2               News Release dated
                           July 17, 2002 of
                           Ford Motor Company
                           with attachments.            Filed with this Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  July 17, 2002                 By: /s/ A. B. Frankel
                                             -------------------
                                             A. B. Frankel
                                             Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 99.1               News Release dated
                           July 17, 2002 of
                           Ford Motor Credit Company
                           with attachment.

Exhibit 99.2               News Release dated
                           July 17, 2002 of
                           Ford Motor Company
                           with attachments.





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